UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 6, 2024

BABCOCK & WILCOX ENTERPRISES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-36876	47-2783641
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1200 EAST MARKET STREET SUITE 650 AKRON, Ohio	44305
(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (330) 753-4511

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on which Registered
Common stock, $0.01 par value per share	BW	New York Stock Exchange
8.125% Senior Notes due 2026	BWSN	New York Stock Exchange
6.50% Senior Notes due 2026	BWNB	New York Stock Exchange
7.75% Series A Cumulative Perpetual Preferred Stock	BW PRA	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 6, 2024, the Compensation Committee (the “Committee”) of the Board of Directors of Babcock & Wilcox Enterprises, Inc. (the “Company”) approved and established a long-term cash incentive program for fiscal years 2024-2026 (the “LTCIP”). Pursuant to the LTCIP, certain eligible employees (including each of the Company’s named executive officers) have a bonus opportunity weighted 50% on the Company’s adjusted EBITDA (earnings before interest, taxes, depreciation and amortization) for 2024 and 50% on the Company’s adjusted EBITDA for 2025. To the extent a LTCIP participant is eligible for a bonus based on the Company’s adjusted EBITDA for 2024 or 2025 and except as the Committee may otherwise provide, the participant will only earn the bonus if the participant remains employed with the Company or one of its subsidiaries through December 31, 2026; provided that the Committee may pay any such bonus opportunity corresponding to 2024 or 2025 following the end of that year (subject to clawback, unless otherwise provided by the Committee, if the participant ceases to be employed with the Company or one of its subsidiaries prior to December 31, 2026). The total LTCIP bonus opportunity for each of the Company’s named executive officers is as follows: Kenneth M. Young, Chief Executive Officer- $1,500,000; Jimmy B. Morgan, Chief Operating Officer - $1,100,000; Louis Salamone Jr., Chief Financial Officer - $1,050,000; John J. Dziewisz, Executive Vice President & Corporate Secretary - $900,000; and Christopher S. Riker, Sr. Vice President, Thermal Energy - $800,000.  The LTCIP replaces the Company’s long-term cash incentive program for fiscal years 2023-2025, which had been adopted in May 2023.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BABCOCK & WILCOX ENTERPRISES, INC.

May 10, 2024	By:	/s/ Louis Salamone
Louis Salamone
Executive Vice President, Chief Financial Officer and Chief Accounting Officer (Principal Accounting Officer and Duly Authorized Representative)